UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported)      NOVEMBER 24, 2004
                                                       -------------------------

                              SEACOR HOLDINGS INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


         1-12289                                          13-3542736
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(Commission File Number)                       (IRS Employer Identification No.)


        11200 RICHMOND, SUITE 400
             HOUSTON, TEXAS                                       77082
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(Address of Principal Executive Offices)                       (Zip Code)


                                 (281) 899-4800
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

           A copy of the form of Option Agreement and form of Restricted Stock Grant Agreement used under the Company's 2003 Share Incentive Plan is attached to this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2, respectively.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)        Exhibits.

10.1       Form of Option Agreement used under the Company's 2003 Share
           Incentive Plan.

10.2 Form of Restricted Stock Grant Agreement used under the Company's 2003 Share Incentive Plan.


















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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    SEACOR Holdings Inc.


                                    By: /s/ Randall Blank
                                        ---------------------------------------
                                        Name: Randall Blank
                                        Title: Executive Vice President, Chief
                                               Financial Officer and Secretary


Date: November 24, 2004















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
                                  EXHIBIT INDEX


EXHIBIT NO.                            DESCRIPTION

   10.1 Form of Option Agreement used under the Company's 2003 Share Incentive Plan.

   10.2 Form of Restricted Stock Grant Agreement used under the Company's 2003 Share Incentive Plan.

















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